                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                             SECURITIES ACT OF 1934

                             DONAR ENTERPRISES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                                    23-3083371
              --------                                    ----------
(State of incorporation or organization)      (IRS Employer Identification No.)

1422 CHESTNUT STREET, SUITE #410, PHILADELPHIA, PENNSYLVANIA       19102
---------------------------------------------------------------------------
(Address and principal executive offices)                        (Zip Code)

         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box. [_]

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to
General Instruction A.(d), check the following box. [X].

         Securities Act registration statement file number to which this form relates (if applicable): 333-68702.
                         ---------

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                Name of each exchange on which
         to be so registered                each class is to be registered
         -------------------                ------------------------------

                NONE                                     NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, $.001 PAR VALUE PER SHARE
                     ---------------------------------------
                                (Title of Class)

   2

Item 1.  Description of Registrant's Securities to be Registered.

         This registration statement relates to the Common Stock, $.001 par value, of Donar Enterprises, Inc. a Delaware corporation (the "Registrant").
A description of the Registrant's Common Stock is set forth under the caption "DESCRIPTION OF SECURITIES" contained in the prospectus included in the Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933 and all amendments thereto, file number 333-68702, declared effective on February 27, 2002. Such prospectus is incorporated herein by reference.

Item 2.  Exhibits.

         3.1     Certificate of Incorporation of the Registrant (Note 1).

         3.2     Bylaws of the Registrant (Note 2).

         4.1     Form of Common Stock Certificate (Note 3).

-----------------

1.       Incorporated by reference to Exhibit 3.1 to Registrant's Registration
         Statement on Form SB-2 (File No. 333-68702).

2.       Incorporated by reference to Exhibit 3.2 to Registrant's Registration
         Statement on Form SB-2 (File No. 333-68702).

3.       Incorporated by reference to Exhibit 4.1 to Registrant's Registration
         Statement on Form SB-2 (File No. 333-68702).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            DONAR ENTERPRISES, INC.

Date: February 28, 2002                     By: /s/ William Tay
                                               ------------------------
                                               William Tay
                                               President, Chief Executive
                                               Officer, Treasurer and Director

                                        2

   3

                                  EXHIBIT INDEX

 Exhibit
 Number     Exhibit Description
 -------    -------------------

 3.1        Certificate of Incorporation of Registrant, incorporated
            by reference to Exhibit 3.1 to the Form SB-2 Registration
            Statement.

 3.2        Bylaws of Registrant, incorporated by reference to
            Exhibit 3.2 to the Form SB-2 Registration Statement.

 4.1        Specimen Common Stock Certificate, incorporated by
            reference to Exhibit 4.1 to the Form SB-2 Registration
            Statement.

                                        3